SETTLEMENT AND TERMINATION AGREEMENT

This SETTLEMENT and TERMINATION AGREEMENT (" Settlement Agreement") terminates the APRIL 9, 2016 PURCHASE AND SALE AGREEMENT ("AGREEMENT") ATTACHED is made and entered effective as of the 30th day of August, 2016 and made between Sterling Group Ventures Inc. (the "Seller") of Suite 904 –1455 Howe Street, Vancouver, B.C. V6Z 1C2 owner of Sterling Group Ventures (Hong Kong) Ltd. ("Sterling HK") of 27th Floor, 28 Queen's Road East, Wan Chai, Hong Kong and Chenguo Capital Limited (the "Purchaser") of 50th Floor, Bank of China Tower, 1 Garden Road. Central Hong Kong, SAR.

IN CONSIDERATION of HKD 1.00 Paid by the Purchaser to the Seller, The Seller shall sell, transfer and deliver to the Purchaser 1 (ONE) Shares of Sterling HK free and clear of all liens, claims and debts assignments, transfers, deeds, quit claims, novation agreements

WHEREAS the parties entered into a Purchase and Sale Agreement executed on the 9th day of April, 2016 (the "Agreement")

And The parties wish to terminate the Agreement as of the date hereof and pursuant to the terms of this Settlement Agreement,

NOW THEREFORE, the parties do hereby agree with one another that:

1) The Agreement is terminated as of today's date and is of no further force and effect.

2) All parties to this agreement agree not to sue in any court of law or make claims of any kind against any of the parties relating in any way to the Agreement and any actions taken or not taken with respect to it, before the date of this Settlement Agreement and subsequent to the signing of this Settlement Agreement.

3) Sterling HK is hereby sold to Chenguo for the sum of 1.00 HK dollars and the Seller has delivered executed bought and sold note and instrument of transfer of Sterling HK to the Purchaser.

5) In consideration of Sterling HK's incurred expenses, Seller will pay $125,000HKD, such sum to be transferred to Sterling HK bank account (1 Queen's Road Central HSBC #004-848: 655940-838 Swift # HSBCHKHHHKH) prior to the execution by all parties of this Settlement Agreement. It is the intent and purpose of this Settlement Agreement that the $125,000HK will be left in that company's bank account until the sale of that company to the Purchaser has been completed.

6) Execution of this Settlement Agreement may be evidenced in electronic form and may be signed in counterpart with all counterpart signatures taken to together and deemed to be one fully executed document. Receipt by all parties' counterpart signatures to this Settlement Agreement will constitute completion of execution.

7) All notices and other communications may be made to the e-mail addresses of the parties which are currently in the possession of all the parties hereto.

8) The laws of the Province of British Columbia govern this Settlement Agreement and the parties' attorney to the courts of British Columbia with respect to all matters and disputes relating to this Settlement Agreement.

IN WITNESS WHEREOF the parties hereto have set their hands and seals as of the date first above written.

Sterling Group Ventures, Inc.

Per:________________________
August 30, 2016

Chenguo Capital Limited

Per:________________________

Sterling Group Ventures Ltd (Hong Kong) Limited

Per:________________________

UNDERTAKING

This UNDERTAKING (" Undertaking") is made and entered into effective as of the 4th day of September, 2016 and made by Sterling Group Ventures Inc. ("Sterling") of Suite 904 –1455 Howe Street, Vancouver, B.C. V6Z 1C2 to Nicholas Chan ("Chan") having an address at 2301 Block A, Scenery Garden, 21 29 Sui Wo Road, Fo Tan, Hong Kong.

IN CONSIDERATION of these premises, the warranties and representations set out herein, Sterling undertakes to transfer and deliver to Chan , the sum of $7,750US under the terms hereof.

WHEREAS Sterling is selling and transferring one share of Sterling Group Ventures (Hong Kong) Ltd. to a third party and in order to more effectively complete the transfer and sale, wishes to enter into this Undertaking with Chan,

NOW THEREFORE, the parties do hereby agree with one another that:

1) Sterling undertakes that a payment of $7,750US, will be transferred and delivered to Chan by Sterling, upon execution and receipt of an executed copy by Sterling, of the Settlement and Termination Agreement dated August 30, 2016 signed by all the parties to that agreement.

2) Execution of this Agreement may be evidenced in electronic form and may be signed in counterpart with all counterpart signatures taken to together and deemed to be one fully executed document. Receipt by all parties' counterpart signatures to this Settlement Agreement will constitute completion of execution.

3) All notices and other communications may be made to the e-mail addresses of the parties which are currently in the possession of all the parties hereto.

4) The laws of the Province of British Columbia govern this Payment Agreement and the parties attorn to the courts of British Columbia with respect to all matters and disputes relating to this Payment Agreement.

IN WITNESS WHEREOF the parties hereto have set their hands and seals as of the date first above written.

Sterling Group Ventures, Inc.

Per: ______________________

Sept 4, 2016

Received + Acknowledged

____

Sept 4, 2016

Nicholas Chan